SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 15, 2001
                                                       -----------------

                       THE BEAR STEARNS COMPANIES INC.
                       -------------------------------
            (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                               Number)



                    245 Park Avenue, New York, New York 10167
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)



    Registrant's telephone number, including area code:    (212) 272-2000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure

        Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated February 15, 2001, announcing the execution of a definitive agreement to acquire Wagner Stott Mercator, LLC.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            (99)  Press Release, dated February 15, 2001.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Marshall J Levinson
                                           ------------------------------------
                                           Marshall J Levinson
                                           Controller and Assistant Secretary
                                           (Principal Accounting Officer)

Dated:  February 15, 2001














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




                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

(99)              Press Release, dated February 15, 2001.
















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